UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 3, 2004
                Date of Report (Date of earliest event reported)

                             Greenfield Online, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-50698               06-1440369
(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

                                  21 River Road
                                Wilton, CT 06897
              (Address of Principal Executive Offices and Zip Code)

                                 (203) 834-8585
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On November 3, 2004, Greenfield Online, Inc. reported its results of operations for the three and nine months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit No.       Description
            -----------       -----------

            99.1 Earnings release for the period ended September 30, 2004 issued by Greenfield Online, Inc. on November 3, 2004 (filed herewith).


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GREENFIELD ONLINE, INC.

                                               By: /s/ Robert E. Bies
                                                   ----------------------------
                                                   Robert E. Bies
                                                   Executive Vice President and
                                                   Chief Financial Officer

Dated: November 3, 2004


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

EXHIBIT INDEX

            Exhibit No.       Description
            -----------       -----------

            99.1 Earnings release for the period ended September 30, 2004 issued by Greenfield Online, Inc. on November 3, 2004


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